Exhibit 99.9

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 1 of 19 Page ID #:1 Joel E. Elkins (SBN 256020) jelkins@weisslawllp.com WEISSLAW LLP 9100 Wilshire Blvd. #725 E. Beverly Hills, CA 90210 3Telephone: 310/208-2800 Facsimile: 310/209-2348 4 Attorneys for Plaintiff 5 6 7 8UNITED STATES DISTRICT COURT 9 CENTRAL DISTRICT OF CALIFORNIA 10 11 ADAM FRANCHI,) ) ) Plaintiff,) ) ) ) ANWORTH MORTGAGE ASSET) ) MCADAMS, JOE E. DAVIS,) ROBERT C. DAVIS, MARK S.) ) DOMINIQUE MIELLE,) ) Defendants.) 21 22 23 Case No. COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS JURY TRIAL DEMANDED 24Plaintiff Adam Franchi (“Plaintiff”), on behalf of himself and all others similarly 25 situated, upon information and belief, including an examination and inquiry conducted 26 27 28 - 1 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 2 of 19 Page ID #:2 by and through his counsel, except as to those allegations pertaining to Plaintiff, which are alleged upon personal belief, alleges the following for his Complaint: 3 NATURE OF THE ACTION 4 1.Plaintiff brings this action against Anworth Mortgage Asset Corporation (“Anworth” or the “Company”) and the members of Anworth’s Board of Directors (the 7 “Board” or the “Individual Defendants”) for their violations of Sections 14(a) and 20(a) 8 of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R. 11 § 240.14a-9. By the action, plaintiff seeks to enjoin the vote on a proposed transaction, 12 pursuant to which Anworth will be acquired by Ready Capital Corporation (“Ready Capital”) through Ready Capital’s subsidiary RC Merger Subsidiary (“Merger Sub”) 15 (the “Proposed Transaction”). 16 2.On December 7, 2020, Anworth announced it had entered into an Agreement and Plan of Merger dated December 6, 2020 (the “Merger Agreement”) to 19 merge Anworth with Ready Capital.The Merger Agreement provides that each 20 Anworth stockholder will receive (i) 0.1688 shares of Ready Capital common stock, and (ii) $0.61 in cash for each share of Anworth common stock they own (the “Merger 23 Consideration”). Ready Capital stockholders are expected to own approximately 76% 24 of the combined company’s stock when the deal closes. Anworth stockholders, on the other hand, are expected to own approximately 24% of the combined company’s stock 27 upon consummation of the Proposed Transaction. 28 - 2 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 3 of 19 Page ID #:3 3.On February 9, 2021, Anworth filed a Definitive Proxy Statement (the “Proxy Statement”) with the SEC.The Proxy Statement, which recommends that 3 AnworthstockholdersvoteinfavoroftheProposedTransaction,omitsor 4 misrepresents material information concerning, among other things: (i) the financial projections for Anworth and Ready Capital and the data and inputs underlying the 7 financial valuation analyses that support the fairness opinion provided by the 8 Company’s financial advisor, Credit Suisse Securities (USA) LLC (“Credit Suisse”); (ii) Credit Suisse’s potential conflicts of interest; and (iii) the background of the 11 Proposed Transaction. Defendants authorized the issuance of the false and misleading 12 Proxy Statement in violation of Sections 14(a) and 20(a) of the Exchange Act. 4.It is imperative that the material information omitted from the Proxy 15 Statement is disclosed to the Company’s stockholders prior to the forthcoming 16 stockholder vote so that they can properly exercise their corporate suffrage rights. 5.For these reasons and as set forth in detail herein, Plaintiff seeks to enjoin 19 Defendants from taking any steps to consummate the Proposed Transaction unless and 20 until the material information discussed below is disclosed to the Company’s stockholders or, in the event the Proposed Transaction is consummated, to recover 23 damages resulting from the defendants’ violations of the Exchange Act. 24 JURISDICTION AND VENUE 6.This Court has jurisdiction over the claims asserted herein for violations 27 of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated 28 - 3 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 4 of 19 Page ID #:4 thereunder pursuant to Section 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. §1331 (federal question jurisdiction). 3 7.The Court has jurisdiction over defendants because each defendant is 4 either a corporation that conducts business in and maintains operations in this District, or is an individual who has sufficient minimum contacts with this District so as to 7 render the exercise of jurisdiction by this Court permissible under traditional notions 8 9of fair play and substantial justice. 108.Venue is proper in this District under Section 27 of the Exchange Act, 15 11 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391 because: (i) the Company’s principal 12 executive offices are located in this District; (ii) one or more of the defendants either resides in or maintains executive offices in this District; and (iii) defendants have 15 received substantial compensation in this District by doing business here and engaging 16 in numerous activities that had an effect in this District. THE PARTIES 19 9.Plaintiff is, and has been at all times relevant hereto, a continuous 20 stockholder of Anworth. 10.Defendant Anworth is a Maryland corporation, with its principal 23 executive offices located at 1299 Ocean Avenue, 2nd Floor, Santa Monica, California 24 90401. The Company is a specialty finance mortgage company organized to qualify as a real estate investment trust (“REIT”). Anworth’s common stock trades on the New 27 York Stock Exchange under the ticker symbol “ANH.” 28 - 4 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 5 of 19 Page ID #:5 11.Defendant Joseph E. McAdams (“Joseph McAdams”) is Chairman of the Board and has been Chief Executive Officer (“CEO”) of the Company since September 3 2018, President since July 2016, Chief Investment Officer since January 2003, and a 4 director and Executive Vice President of the Company since June 2002. 12.Defendant Joe E. Davis (“Joe Davis”) has been a director of the Company 7 since its formation in 1997. 8 913.Defendant Robert C. Davis (“Robert Davis”) has been a director of the 10Company since May 2005. 11 14.Defendant Mark S. Maron (“Maron”) has been a director of the Company 12 since May 2014. 15.Defendant Lloyd McAdams (“Lloyd McAdams”) has been a director of 15 the Company since its formation in 1997.Defendant Lloyd McAdams previously 16 served as Anworth’s Chairman until November 2018, CEO until September 2018, and President until July 2016. 19 16.Defendant Dominique Mielle (“Mielle”) has been a director of the 20 Company since November 2018. 17.Defendants identified in paragraphs 11-16 are referred to herein as the 23 “Board” or the “Individual Defendants.” 24 18.Non-party Ready Capital is a multi-strategy real estate finance company, principally located in New York. 27 28 - 5 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 6 of 19 Page ID #:6 19.Non-party Merger Sub is a Delaware limited liability company and wholly owned subsidiary of Ready Capital. 3 SUBSTANTIVE ALLEGATIONS The Proposed Transaction 20.On December 07, 2020, Anworth and Ready Capital jointly announced: 7 NEW YORK & SANTA MONICA, Calif. --Ready Capital Corporation 8 (NYSE:RC) (“Ready Capital”), a multi-strategy real estate finance company that originates, acquires, finances and services small-to 11 medium-sized balance commercial loans, and Anworth Mortgage Asset 12 Corporation (NYSE:ANH) (“Anworth”), a specialty finance REIT that focusesprimarilyoninvestmentsinresidentialmortgage-backed 15 securities, announced today that they have entered into a definitive merger 16 agreement pursuant to which Ready Capital will combine with Anworth. The combined company is expected to have a pro forma equity capital 19 base in excess of $1 billion.The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across the larger equity base. 23 24Under the terms of the merger agreement, each share of Anworth common 25 stock will be converted into 0.1688 shares of Ready Capital common stock 26 27and $0.61 of cash consideration. Based on Ready Capital’s closing stock 28 - 6 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 7 of 19 Page ID #:7 price on Friday, December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are 3 expected to own approximately 76% of the combined company’s stock, 4 while Anworth stockholders are expected to own approximately 24% of the combined company’s stock.Ready Capital will also assume 7 Anworth’s three outstanding series of preferred stock. 8 9 In connection with the merger, Waterfall Asset Management, LLC 10 (“Waterfall”), Ready Capital’s external manager, has agreed to reduce the base management fee it charges Ready Capital by an aggregate of $4 13 million over the four quarters immediately following the closing of the 14 15transaction. 16 Based on the closing prices of Ready Capital’s common stock on 17 December 4, 2020, the market capitalization of the combined company would be approximately $984 million.The combined company will 20 operate under the name Ready Capital and its shares are expected to continue trading on the New York Stock Exchange under the existing 23 ticker symbol “RC”. 24 25“This merger highlights our continued focus on establishing Ready 26 Capital as an industry-leading mortgage REIT, with the scale and financial 27 28 - 7 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 8 of 19 Page ID #:8 resources to pursue compelling risk-adjusted returns across its diversified investmentplatform,”statedReadyCapitalChairmanandChief 3 Executive Officer Thomas Capasse. “The combined company will be in 4 a more formidable position to execute its business plan, improve operating and cost efficiencies, and continue growth in a prudent and profitable 7 manner.” 8 9 Anticipated Benefits to Ready Capital and Anworth Stockholders 10 11from the Merger 12 •Over $1 billion combined capital base and a diversified investment portfolio 15 •Portfolio redeployment will enable Ready Capital to capitalize on attractive investment opportunities 18 19•Scale advantages include: 20 21o Reduced operating expenses (as a percentage of combined 22 capital base) 23 24 o Improved access to financing, including corporate debt 25 26funding alternatives 27 28o Greater portfolio diversification - 8 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 9 of 19 Page ID #:9 1o Enhanced shareholder liquidity and investor base diversity 2 Management, Governance and Corporate Headquarters 3 4 Upon completion of the merger, Ready Capital’s Chairman and Chief 5 Executive Officer Thomas Capasse will lead the company and Ready Capital executives Jack Ross, Thomas Buttacavoli, Andrew Ahlborn and 8 Gary Taylor will remain in their current roles. The combined company 9 will be headquartered in New York, New York.The Board of the combined company is expected to have eight directors, consisting of 12 Ready Capital’s existing seven directors and one independent director 13 14from Anworth’s current Board. 15 The Proxy Statement Contains Material Misstatements or Omissions 21.The Proxy Statement was furnished to Company stockholder to solicit 18 their votes in favor of the Proposed Transaction.The Proxy Statement, however, 19 misrepresents and/or omits material information that is necessary for the Company’s stockholders to make an informed decision concerning whether to vote in favor of that 22 deal. As such, the Proxy Statement has been issued in violation of Sections 14(a) and 23 20(a) of the Exchange Act. The Individual Defendants, moreover, were obligated to carefully review the Proxy Statement before it was filed with the SEC and disseminated 26 27 28 - 9 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 10 of 19 Page ID #:10 to the Company’s stockholders to ensure that it did not contain any material misrepresentations or omissions. They failed to do so. 3 As set forth herein, the Proxy Statement fails to provide Company 4 stockholders with material information or provides them with materially misleading information concerning: (a) the financial projections for Anworth and Ready Capital 7 and the data and inputs underlying the financial valuation analyses that support the 8 fairness opinion provided by the Company’s financial advisor, Credit Suisse; (b) Credit Suisse’s potential conflicts of interest; and (c) the background of the Proposed 11 Transaction. 12 Material Omissions Concerning the Financial Projections for Anworth and Ready Capital and Credit Suisse’s Financial Analyses 15 The Proxy Statement omits material information regarding the financial 16 projections for Anworth and Ready Capital. This omission is critical because Credit Suisse relied on these projections in performing the analyses underlying its fairness 19 opinion. See Proxy Statement at 100-101. Specifically, the Proxy Statement fails to 20 disclose: (a) the distributed cash flows that Anworth was forecasted to generate during the last quarter of Anworth’s fiscal year ending December 31, 2020 through the full 23 fiscal year ending December 31, 2023 and (b) the distributed cash flows that Ready 24 Capital was forecasted to generate during the last quarter of Ready Capital’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2025. 27 28 - 10 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 11 of 19 Page ID #:11 24.The Proxy Statement omits material information regarding Credit Suisse’s financial analyses. 3 25.The Proxy Statement describes Credit Suisse’s fairness opinion and the 4 various valuation analyses it performed in support of its opinion.However, the description of Credit Suisse’s fairness opinion and analyses fails to include key inputs 7 and assumptions underlying these analyses.Without this information, as described 8 below, Anworth’s public stockholders are unable to fully understand these analyses and, thus, are unable to determine what weight, if any, to place on Credit Suisse’s 11 fairness opinion in determining whether to vote in favor of the Proposed Transaction. 12 26.With respect to Credit Suisse’s Dividend Discount Analysis of Anworth, the Proxy Statement fails to disclose: (s) the distributed cash flows that Anworth was 15 forecasted to generate during the last quarter of Anworth’s fiscal year ending December 16 31, 2020 through the full fiscal year ending December 31, 2023; (b) Credit Suisse’s basis for selecting the range of tangible book value per share (“TBVPS”) multiples of 19 0.70x to 0.90x; and (c) quantification of the inputs and assumptions underlying the 20 discount rates ranging from 9.0% to 14.0%. 27.With respect to Credit Suisse’s Dividend Discount Analysis of Ready 23 Capital, the Proxy Statement fails to disclose: (a) the distributed cash flows that Ready 24 Capital was forecasted to generate during the last quarter of Ready Capital’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2025; (b) 27 Credit Suisse’s basis for selecting the range of TBVPS multiples of 0.80x to 1.00x; and 28 - 11 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 12 of 19 Page ID #:12 1(c) quantification of the inputs and assumptions underlying the discount rates ranging 2from 9.0% to 13.0%. 3 The omission of this material information renders the statements in the 4 “Certain Ready Capital Unaudited Prospective Financial Information,” “Certain Anworth Unaudited Prospective Financial Information” and “Opinion of Anworth’s 7 Financial Advisor” sections of the Proxy Statement false and/or materially misleading 8 in contravention of the Exchange Act. Material Omissions Concerning Credit Suisse’s Potential Conflicts of Interest 11 The Proxy Statement fails to disclose material information concerning the 12 potential conflicts of interest faced by Credit Suisse. Specifically, the Proxy Statement fails to disclose any past services performed by Credit Suisse for the Company or its 15 affiliates. The Proxy Statement also fails to disclose the fees received by Credit Suisse 16 for providing any such services. 30.Full disclosure of investment banker compensation and all potential 19 conflicts is required due to the central role played by investment banks in the 20 evaluation, exploration, selection, and implementation of strategic alternatives. The omission of this material information renders the statements in the “Opinion of 23 Anworth’s Financial Advisor” section of the Proxy Statement false and/or materially 24 misleading in contravention of the Exchange Act. Material Omissions Concerning the Background of the Proposed Transaction 27 28 - 12 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 13 of 19 Page ID #:13 31.The Proxy Statement fails to disclose material information concerning the background of the Proposed Transaction, including (a) the financial terms of any bids 3 or indications of interest received by the Company from a party identified in the Proxy 4 Statement as “Company A”; (b) the financial terms of the verbal proposals the Company received between May and August 2020; and (c) a fair summary of the third 7 party valuation reports and sum-of-the-parts analyses to validate Anworth’s and Ready 8 Capital’s respective book value, discussed by Credit Suisse and Ready Capital’s financial advisor Wells Fargo Securities, LLC. 11 The Proxy Statement also fails to disclose the terms of the confidentiality 12 agreements the Company entered into with potential bidders. Specifically, the Proxy Statement fails to disclose whether any of the confidentiality agreements entered into 15 with potential bidders during the sale process included standstill provisions or “don’t-16 ask, don’t-waive” (“DADW”) standstill provisions that are still in effect and presently precluding any potential counterparty from submitting a topping bid for Anworth. 19 The failure to disclose the existence of DADW provisions creates the false 20 impression that a potential bidder who entered into a confidentiality agreement could make a superior proposal for Anworth.If the potential acquirer’s confidentiality 23 agreement contains a DADW provision, then that potential bidder can only make a 24 superior proposal by (a) breaching the confidentiality agreement—since in order to make the superior proposal, it would have to ask for a waiver, either directly or 27 28 - 13 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 14 of 19 Page ID #:14 indirectly; or by (b) being released from the agreement, which if action has been done, is omitted from the Proxy Statement. 3 A reasonable Anworth stockholder would deem the fact that a likely 4 topping bidder may be precluded from making a topping bid for the Company to significantly alter the total mix of information.The omission of this material 7 information renders the statements in the “Background of the Merger” section of the 8 Proxy Statement false and/or materially misleading in contravention of the Exchange Act. 11 The Individual Defendants were aware of their duty to disclose the above-12 referenced omitted information and acted negligently (if not deliberately) in failing to include this information in the Proxy Statement. Absent disclosure of the foregoing 15 material information prior to the stockholder vote on the Proposed Transaction, 16 Plaintiff and the other stockholders of Anworth will be unable to make an informed voting decision in connection with the Proposed Transaction and are thus threatened 19 with irreparable harm warranting the injunctive relief sought herein. 20 CLAIMS FOR RELIEF COUNT I 23 Claims Against All Defendants for Violations of Section 14(a) of the 24 Exchange Act and Rule 14a-9 Promulgated Thereunder 36.Plaintiff repeats all previous allegations as if set forth in full. 27 28 - 14 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 15 of 19 Page ID #:15 37.During the relevant period, defendants disseminated the false and misleading Proxy Statement specified above, which failed to disclose material facts 3 necessary to make the statements, in light of the circumstances under which they were 4 made, not misleading in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder. 7 By virtue of their positions within the Company, the defendants were 8 aware of this information and of their duty to disclose this information in the Proxy Statement. The Proxy Statement was prepared, reviewed, and/or disseminated by the 11 defendants.It misrepresented and/or omitted material facts, including material 12 information about Anworth’s and Ready Capital’s projections, the data and inputs underlying the financial valuation analyses that support the fairness opinion provided 15 by Credit Suisse, Credit Suisse’s potential conflicts of interest and the background of 16 the Proposed Transaction. The defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements. 19 The omissions and false and misleading statements in the Proxy Statement 20 are material in that a reasonable stockholder would consider them important in deciding how to vote on the Proposed Transaction. 23 By reason of the foregoing, the defendants have violated Section 14(a) of 24 the Exchange Act and SEC Rule 14a-9(a) promulgated thereunder. 41.Because of the false and misleading statements in the Proxy Statement, 27 Plaintiff is threatened with irreparable harm, rendering money damages inadequate. 28 - 15 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 16 of 19 Page ID #:16 Therefore, injunctive relief is appropriate to ensure defendants’ misconduct is corrected. 3 COUNT II 4 Claims Against the Individual Defendants for 5Violations of Section 20(a) of the Exchange Act 6 42.Plaintiff repeats all previous allegations as if set forth in full. 7 43.The Individual Defendants acted as controlling persons of Anworth within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their 10 positions as officers and/or directors of Anworth, and participation in and/or awareness 11 of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement filed with the SEC, they had the power to influence 14 and control and did influence and control, directly or indirectly, the decision-making 15 of the Company, including the content and dissemination of the various statements which Plaintiff contends are false and misleading. 18 44.Each of the Individual Defendants was provided with or had unlimited 19 access to copies of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability 22 to prevent the issuance of the statements or cause the statements to be corrected. 23 45.In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed 26 to have had the power to control or influence the particular transactions giving rise to 27 28 - 16 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 17 of 19 Page ID #:17 the securities violations as alleged herein, and exercised the same.The Proxy Statement at issue contains the unanimous recommendation of each of the Individual 3 Defendants to approve the Proposed Transaction. They were, thus, directly involved 4 in the making of the Proxy Statement. 46.In addition, as the Proxy Statement sets forth at length, and as described 7 herein, the Individual Defendants were each involved in negotiating, reviewing, and 8 approving the Proposed Transaction. The Proxy Statement purports to describe the various issues and information that they reviewed and considered—descriptions the 11 Company directors had input into. 12 47.By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 15 48.As set forth above, the Individual Defendants had the ability to exercise 16 control over and did control a person or persons who have each violated Section 14(a) and SEC Rule 14a-9, promulgated thereunder, by their acts and omissions as alleged 19 herein. By virtue of their positions as controlling persons, these defendants are liable 20 pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of defendants’ conduct, Anworth’s stockholders will be irreparably harmed. 23 PRAYER FOR RELIEF 24 WHEREFORE, Plaintiff demands judgment and preliminary and permanent relief, including injunctive relief, in his favor on behalf of Anworth, and against 27 defendants, as follows: 28 - 17 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 18 of 19 Page ID #:18 A.Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed 3 Transaction and any vote on the Proposed Transaction, unless and until defendants 4 disclose and disseminate the material information identified above to Anworth stockholders; 7 B.In the event defendants consummate the Proposed Transaction, rescinding 8 9it and setting it aside or awarding rescissory damages to Plaintiff; 10C.Declaring that defendants violated Sections 14(a) and/or 20(a) of the 11 Exchange Act, as well as SEC Rule 14a-9 promulgated thereunder; 12 D.Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and 15 E.Granting such other and further relief as this Court may deem just and 16 proper. JURY DEMAND 19 Plaintiff demands a trial by jury on all claims and issues so triable. 20 21 22 23 24 25 26 27 28 - 18 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-01782 Document 1 Filed 02/25/21 Page 19 of 19 Page ID #:19 1Dated: February 25, 2021 2 3 4OF COUNSEL: 5 LONG LAW, LLC Brian D. Long 3828 Kennett Pike, Suite 208 Wilmington, DE 19807 8Telephone: 302/729-9100 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 WEISSLAW LLP Joel E. Elkins By: Joel E. Elkins 9100 Wilshire Blvd. #725 E. Beverly Hills, CA 90210 Telephone: 310/208-2800 Facsimile:310/209-2348 -and-Richard A. Acocelli 1500 Broadway, 16th Floor New York, NY 10036 Telephone: 212/682-3025 Facsimile: 212/682-3010 Attorneys for Plaintiff 25 26 27 28 - 19 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS